Joseph
Joseph
M.
M.
Bennett
Bennett
–
–
Executive
Executive
Vice
Vice
President
President
and
and
Chief
Chief
Investor Relations Officer
Investor Relations Officer
September 17, 2008 September 17, 2008
Jefferies 5   Annual Shipping,
Jefferies 5   Annual Shipping,
Logistics & Offshore Services
Logistics & Offshore Services
Conference
Conference
Exhibit 99.1
th
th

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580
Web site address:
www.tdw.com •
Email:
connect@tdw.com

3 OUR WORKPLACE OUR WORKPLACE

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
Total Recordable Incident Rates
2001 2002 2003 2004 2005 2006
Calendar Years
Calendar Years
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP
2007

TIDEWATER TODAY
TIDEWATER TODAY
Solid safety record
Entire fleet earning great returns
Aggressively investing in new vessels
Unmatched global footprint
Strong balance sheet
Disciplined in regards to investment and capital
management

TIDEWATER TOMORROW
TIDEWATER TOMORROW
Fleet with expanded capabilities
Increased international presence
Generating solid returns regardless of market cycle
Financially strong
Growing earnings and solid returns tied to new
vessel deliveries

OUR STRATEGY
OUR STRATEGY
Deploy cash to renew fleet with expanded capabilities
Push dayrates and utilization to grow profits and cash flow
Balance long-term and spot market opportunities
Right acquisitions, right price, right time
Opportunistically utilize balance sheet strength
Focus on creating shareholder value

CONTINUED POSITIVE
CONTINUED POSITIVE
OUTLOOK
OUTLOOK
Favorable commodity price environment
International E&P spending up 20% in 2008 (Lehman Bros.)
More vessels needed
- High rig utilization
- New rigs (~187) and FPSO’s (~89) coming
- Strong seismic and construction markets
Largest new fleet in the industry
Traditional vessels earning excellent returns
Best leverage to growing international markets

292
84
67
66
61
9
VESSEL POPULATION
VESSEL POPULATION
BY OWNER
BY OWNER
(Includes AHTS and PSV’s
(Includes AHTS and PSV’s
only)
only)
E
Estimated as of June 2008
Source: ODS-Petrodata
Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 Avg. All Others
(1,468 total vessels
for 300+ owners)
5
and Tidewater

BASIC RIG FACTS
BASIC RIG FACTS
Source: ODS-Petrodata
Estimated as of June 2008 Estimated as of June 2008
601 Working Rigs
119 Inactive Rigs 48 In yard getting repaired
12 Warm stacked/Standby
9 Hot stacked
50 Cold stacked/other
119
187 New Rigs (37 in 2008, 64 in 2009,
50 in 2010, 26 in 2011, 10 in 2012)

FLOATING PRODUCTION
FLOATING PRODUCTION
SYSTEM FACTS
SYSTEM FACTS
279 Active
11 Inactive
89 Under construction
(27 in 2008, 36 in 2009,
16 in 2010, 10 thereafter)
Source: ODS-Petrodata
(Includes FPSO, FSO, Spars, TLP, Other) (Includes FPSO, FSO, Spars, TLP, Other)
Estimated as of June 2008 Estimated as of June 2008

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
As of 6/30/08, there are
As of 6/30/08, there are
approximately 736 additional AHTS
approximately 736 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of June 2008
2,038 active vessels
2,038 active vessels
Source: ODS-Petrodata and Tidewater

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodat and Tidewater
As of 6/30/08, there are
As of 6/30/08, there are
approximately 736 additional AHTS
approximately 736 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of June 2008
Of the total 2,038 vessels, 299 vessels are 30+ yrs old.
Of the total 2,038 vessels, 299 vessels are 30+ yrs old.

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 6/30/08, there are
As of 6/30/08, there are
approximately 736 additional AHTS
approximately 736 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of June 2008
Of
Of
the
the
total
total
2,038
2,038
vessels,
vessels,
299
299
vessels
vessels
are
are
30+
30+
yrs
yrs
old,
old,
another 489 are 25-29 yrs old.
another 489 are 25-29 yrs old.

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 6/30/08, there are
As of 6/30/08, there are
approximately 736 additional AHTS
approximately 736 additional AHTS
and PSV’s under construction
and PSV’s under construction
Estimated as of June 2008 Estimated as of June 2008
Of the total 2,038 vessels, 299 vessels are 30+ yrs old,
Of the total 2,038 vessels, 299 vessels are 30+ yrs old,
another 489 are 25-29 yrs old,
another 489 are 25-29 yrs old, and
171 are 20-24 yrs old
171 are 20-24 yrs old

VESSEL / RIG RATIO
VESSEL / RIG RATIO
Source: ODS-Petrodata and Tidewater
Estimated as of June 2008
Current Vessel Demand Dynamics:
2,038 Global Vessel Count (AHTS & PSV only)
601 Global Working Rigs
3.4 Vessel to Rig Ratio
Incremental Vessel Demand:
48 Older rigs in yards getting prepared for work
187 New rigs under construction

Unique global footprint; 50+ years of Int’l experience
For 1Q FY ‘09, Int’l was 88% of revenues & 90% of
profits
Growing industry’s largest international fleet
Longer contracts, better utilization, higher dayrates for
new & traditional vessels operating in Int’l markets
2008 Int’l E&P spending up faster than overall spending
= strong Int’l earnings for Tidewater
INTERNATIONAL
INTERNATIONAL
PRESENCE
PRESENCE
DRIVING EARNINGS
DRIVING EARNINGS

90% International       10% Domestic
90% International       10% Domestic
(vs. 57% International and 43% Domestic ten years ago) (vs. 57% International and 43% Domestic ten years ago)
Active Vessel Count By Region
Active Vessel Count By Region
(excludes stacked vessels) (excludes stacked vessels)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL PRESENCE
INTERNATIONAL PRESENCE
DRIVING EARNINGS
DRIVING EARNINGS
North North
America America
37 (10%)
37 (10%)
(10%)
Central/South Central/South
America America
100 (27%)
100 (27%)
(27%)
West West
Africa Africa
147 (40%)
147 (40%)
(40%)
Far East Far East
49 (13%)
49 (13%)
(13%)
Europe/M.E. Europe/M.E.
36 (10%)
36 (10%)
(10%)

INTERNATIONAL
INTERNATIONAL
VESSEL DAYRATES
VESSEL DAYRATES
Growth
Growth
Total
Total
Dayrate
Dayrate
Growth
Growth
from
from
FY‘04
FY‘04
+71%,
+71%,
New vessels +81%, Traditional vessels +44%
New vessels +81%, Traditional vessels +44%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

GROWING INDUSTRY’S
GROWING INDUSTRY’S
LARGEST NEW FLEET
LARGEST NEW FLEET
Ability to support $1 billion per year for fleet renewal
and growth (Fiscal 2008 CapEx of $354 MM)
Funding with internal cash flow and available credit
Always weigh build vs. buy criteria
Strive for a Balance Between
Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
$1,353m 72 PSV’s
$2,867m
(2)
201 TOTALS:
(1)
$260m  63 Crewboats & Tugs
$1,254m 66 AHTS
Estimated Cost Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,971m funded through 6/30/08.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
June ‘08
June ‘08
First Priority: Disciplined Renewal of Fleet
First Priority: Disciplined Renewal of Fleet

LARGEST NEW FLEET IN THE
LARGEST NEW FLEET IN THE
INDUSTRY …
INDUSTRY …
AND COUNTING
AND COUNTING
Our approach to managing construction
Our approach to managing construction
59 Total
28 PSV
6 Crew and Tug
25 AHTS
Count
Vessels Under Construction
Vessels Under Construction
As of As of June June 30, 30, 2008 2008
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Estimated delivery schedule –
Estimated delivery schedule –
17 in FY ’09,
17 in FY ’09,
22 in FY ’10 and 20 thereafter
22 in FY ’10 and 20 thereafter

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008
Fiscal Years
23
FLEET CASH
FLEET CASH
OPERATING MARGINS
OPERATING MARGINS
60%
50%
40%
30%
20%
10%
New Vessels
Traditional Vessels
Note:  Cash operating margins are defined as vessel revenue less vessel operating expenses.
Total Fleet
Operating Margin %
36.9%
38.6%
37.6%
46.5%
41.9%
38.7%
49.1%
54.6%
51.9%

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008
Fiscal Years
24
FLEET CASH
FLEET CASH
OPERATING MARGINS
OPERATING MARGINS
60%
50%
40%
30%
20%
10%
New Vessels
Traditional Vessels
Note:  Cash operating margins are defined as vessel revenue less vessel operating expenses.
Total Fleet
Operating Margin %
36.9%
38.6%
37.6%
46.5%
41.9%
38.7%
49.1%
54.6%
51.9%
When delivered, the 59 vessels currently under construction, using today’s dayrates, utilization, operating costs and share count, should generate approximately $336 million of cash operating margin and approximately
$4.75 of EPS.

0
100
200
300
400
500
Active Fleet Dispositions
* Net vessels added to the fleet since January 2000, including 59 vessels under construction at 6/30/08.
* Since 4/01/05, 28 vessels have been scrapped and 123 have been sold.
* Total fleet count excludes 51 stacked vessels.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
(as of 6/30/08)
(as of 6/30/08)
428
428
400
400
187 New Vessels
187 New Vessels
72 Scrapped
72 Scrapped
328 Sold
328 Sold
(Since 4/1/99)

STRONG
STRONG
BALANCE SHEET
BALANCE SHEET
$300 $300 Long-term Debt*
$1,930 $1,958 Stockholders’ Equity
1.5% 5.5% Net Debt* to Total Cap
$270            $185 Cash
March 2008 June 2008
Further Proof of Our Discipline and
Further Proof of Our Discipline and
Sound Business Strategy
Sound Business Strategy
(in Millions)
(in Millions)
* Excludes $9.8 million at June 2008, and $10.1 million at March 31, 2008, of total capitalized lease obligations.

SELECTED FINANCIAL
SELECTED FINANCIAL
HIGHLIGHTS
HIGHLIGHTS
Quarter Ended
$1.55 $1.64 Earnings Per Share
$87,542 $84,776 Net Earnings
$121,158 $92,717
Net Cash from
Operations
$111,543 $129,657 Capital Expenditures
$305,482 $340,054 Revenues
6/30/07 6/30/08
(in Thousands, Except Per Share Data)
(in Thousands, Except Per Share Data)

SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
58% Four-Year Compounded
58% Four-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
FY End Stock Price  $28.13 $38.86            $55.23             $58.58             $55.11
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008
$1.03
$1.03
$1.78
$1.78
$3.33
$3.33
$5.94
$5.94
$6.39
$6.39

RETURNING VALUE TO
RETURNING VALUE TO
SHAREHOLDERS
SHAREHOLDERS
SHARE REPURCHASE PROGRAM
Current repurchase authority of $200 MM
Since 8/05, have repurchased 9.5 MM shares for $516.2 MM,
($54.57 per share)
DIVIDENDS
Recent dividend declaration increased from $.15/share/quarter to $.25/share/quarter
One of eight OSX companies paying dividends
Current 1.8% yield (highest among OSX companies)

Financial Strategy
Financial Strategy
Focused on Long Term Shareholder Value
Focused on Long Term Shareholder Value
Renew
Renew
Fleet
Fleet
Maintain Financial
Maintain Financial
Strength
Strength
Deliver
Deliver
Results
Results

Joseph
Joseph
M.
M.
Bennett
Bennett
–
–
Executive
Executive
Vice
Vice
President
President
and
and
Chief
Chief
Investor Relations Officer
Investor Relations Officer
September 17, 2008 September 17, 2008
Jefferies 5   Annual Shipping,
Jefferies 5   Annual Shipping,
Logistics & Offshore Services
Logistics & Offshore Services
Conference
Conference
th
th

32 APPENDIX APPENDIX

40%
50%
60%
70%
80%
90%
6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
33
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $10.4M in revenue
1% change in utilization = $14.6M in revenue
* Dayrate and utilization information is for all classes of vessels operating international.

$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
$16,000
$17,000
3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08
Traditional Vessels
New Vessels
INTERNATIONAL
INTERNATIONAL
VESSELS DAYRATES
VESSELS DAYRATES
* Dayrate information is for all classes of vessels operating international.

DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
Total Growth Percentage
Total Growth Percentage
From FY’04 through FY’08 Total Growth 136%
From FY’04 through FY’08 Total Growth 136%
0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $1.2M in revenue
1% change in utilization = $2.4M in revenue
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
20%
30%
40%
50%
60%
70%
80%
3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08
Traditional Vessels
New Vessels
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.

SUPERIOR OPERATING
SUPERIOR OPERATING
CAPABILITIES DRIVE OUR
CAPABILITIES DRIVE OUR
COMPETITIVE ADVANTAGE
COMPETITIVE ADVANTAGE
Superior operating performance
–
Safety-oriented culture
–
Deep knowledge of customer needs
International scope and relationships
–
Worldwide market presence (over 60
countries)
–
Long-term relationships with major
operators (Over 200 customers)
Attractive fleet
–
Most new vessels in industry
–
Wide range of equipment types
Cost efficient management
–
“Lean” operations and overhead
–
Aggressive construction cost management

VESSEL ACQUISITION
VESSEL ACQUISITION
ALTERNATIVES
ALTERNATIVES
Buy Existing
Buy Existing Construct New
Construct New
Buy Fleet
Buy Fleet
(e.g., Buy Company)
(e.g., Buy Company)
Considerations:
Considerations:
:
Built to Tidewater Built to Tidewater
quality standards quality standards
18 + months to delivery 18 + months to delivery
Potential shipyard Potential shipyard
backlog backlog
Contract terms (e.g., Contract terms (e.g.,
fixed price, LDs, etc.) fixed price, LDs, etc.)
Resource requirements Resource requirements
to oversee construction to oversee construction
Considerations:
Considerations:
:
Quality of equipment Quality of equipment
Existing contracts Existing contracts
Potential synergies Potential synergies
Potential divestiture of Potential divestiture of
non core assets non core assets
Potential premium Potential premium
Execution risk Execution risk
Value creation potential Value creation potential
vs. alternatives vs. alternatives
Considerations:
:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate

CONSIDERATIONS IN
CONSIDERATIONS IN
DESIGNING OUR
DESIGNING OUR
“OPTIMAL”
“OPTIMAL”
VESSEL MIX
VESSEL MIX
Vessel Type
Vessel Type
Custom/ Custom/
Specialized Specialized
Standardized Standardized
Specifications
Specifications
Small Small
Ultra big Ultra big
Operating Capabilities
Operating Capabilities
Renew Renew
existing existing
Expand to Expand to
niche niche
markets markets
End Users
End Users
Drilling, Drilling,
production production
Supply/Demand
Supply/Demand
Cycle timers Cycle timers
Invest Invest
across across
cycle cycle
TDW*
TDW*
*Arrows
*Arrows are illustrative of Tidewater’s current views; they should not be interpreted as excluding other points on the continuums in the future.
Subsea, main-
tenance, LNG
etc.